EXHIBIT 99.02- CERTIFICATION PRINCIPAL FINANCIAL OFFICER SECTION 906


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Registration statement of INFE - Human Resources, Inc. (the "Company") on Form 10-SB as filed with the Securities and Exchange Commission on the date hereof (the "Registration Statement"), I Arthur D. Viola, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Arthur D. Viola
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Arthur D. Viola
Principal Financial Officer

August 21, 2003